Revenues and other income	12 Months Ended
Dec. 31, 2025
Revenue [abstract]
Revenues and other income
Note 16. Revenues and other income

Accounting policies

Revenue and other income
Revenue is recognized in accordance with IFRS 15.
Under IFRS 15, revenue is recognized when the Company satisfies a performance obligation by transferring a distinct good or service (or a distinct bundle of goods and/or services) to a customer, i.e. when the customer obtains control of these goods or services.
Given the wide spectrum of therapeutic research and development opportunities, aside from the fields that the Company intends to research and develop with its own scientific and financial resources, the Company has entered and expects to enter into new license and collaboration agreements with third parties in certain specific fields that have generated or may generate future revenue.
Therefore, each agreement has been and will be analyzed, on a case-by-case basis to determine whether the arrangement contains performance obligations to the other party and, if so, to identify the nature of these performance obligations in order to determine the appropriate accounting under IFRS 15 principles of the amounts that the Company has received or is entitled to receive from the other party, e.g.:
•Development services performed by the Company to create or enhance an intellectual property controlled by the client, for which revenue is recognized over time, when services are rendered;
•A transfer of control of an existing intellectual property of the Company for which revenue is recognized at the time such control is transferred;
•A license:
◦If the license is assessed to be a right to access the Company’s intellectual property as it exists throughout the license period, revenue is recognized over the license period; or
◦If the license is a right to use the Company’s intellectual property as it exists (in term of forms and functionality), revenue is recognized when the other party is able to use and benefit from the license; or
•Product supply for which the revenue is recognized once the control over the delivered products is transferred.
Contingent revenue arising from successful milestones are included in the estimated transaction price when it becomes highly probable that the resulting revenue recognized would not have to be reversed in a future period. Sales-based milestones or royalties are not recognized before the related milestone has been reached or sale has occurred.
Application of IFRS 15 to the Janssen Agreement

Initial Janssen Agreement

In July 2023, the Company entered into the Janssen Agreement, granting Janssen an exclusive worldwide license for the development, the manufacturing and the commercialization of JNJ-1900 (NBTXR3). The license is exclusive, except for territories previously licensed to the Company initial licensee, LianBio (see below). Unless terminated earlier, the Janssen Agreement will remain in effect for so long as royalties are payable under the Janssen Agreement. The Janssen Agreement may be terminated earlier by either party in the event that the other party commits an uncured material breach, or in the case of certain insolvency or bankruptcy events. Additionally, Janssen has the right to terminate the agreement without cause, provided they give prior written notice to the Company.

The Company is responsible for all ongoing studies, along with JNJ-1900 (NBTXR3) manufacturing and clinical supply subject to Janssen’ right to object based on concern regarding safety risks or that the study is reasonably likely to adversely affect the development (including commercialization) of the licensed product. Janssen is fully responsible for an initial Phase 2 study evaluating JNJ-1900 (NBTXR3) for patients with stage three lung cancer. Additionally, as per the license agreement, Janssen may request that Nanobiotix transfer and assign the regulatory documentation and sponsorship for ongoing studies (including NANORAY-312 trial) to Janssen. Subsequently, further to the agreements signed in October 2024 regarding the transfer of the global sponsorship of NANORAY-312 study (see below), Janssen became sponsor on a country by country basis upon acceptance by local or applicable regulatory authorities and the Company continued to conduct the execution of the on-going studies in accordance with established protocols.

Following the HSR antitrust clearance, the Company received in 2023 an upfront cash licensing fee of $30 million. The Company is eligible for success-based payments of up to $1.8 billion, in the aggregate, relating to potential development, regulatory, and sales milestones. Moreover, the agreement includes a framework for additional success-based potential development and regulatory milestone payments of up to $650 million, in the aggregate, for five new indications that may be developed by Janssen at its sole discretion; and of up to $220 million, in the aggregate, per indication that may be developed by the Company in alignment with Janssen. Following commercialization, the Company will also be eligible tiered double-digit royalties (low 10s to low 20s) on net sales of JNJ-1900 (NBTXR3).

Revenue is recognized under IFRS 15 – Revenue from contracts with customers (see Note 3.2. – Use of judgement, estimates and assumptions).

The Janssen Agreement, being a license to develop, manufacture, commercialize a product candidate, and ongoing development services, is within the scope of IFRS 15, as it is an output of the Company’s ordinary activities.
Following the IFRS 15 analysis, two main distinct performance obligations under the Janssen Agreement have been identified:
•License Grant: transfer of all data and information that is useful for the development, manufacture or commercialization of the licensed compound (JNJ-1900 (NBTXR3) worldwide, excluding the Asia Licensing Territory. The license grant corresponds to a right-to-use license and the transfer of this license has been completed by December 31, 2023. Revenue was recognized point in time accordingly in 2023; and
•Ongoing Nanobiotix-conducted studies: the Company was committed to perform the head and neck (H&N) study and other ongoing Nanobiotix-conducted studies. These studies will benefit to Janssen (who holds the license) and therefore represent a service promised to the customer. In the course of the ongoing Nanobiotix-conducted studies, the Company provides development services in connection with the license, which is controlled by Janssen since the date of its transfer, until the end of the studies. Based on the Company’s assessment of the nature of the services, the ongoing Nanobiotix-conducted studies were determined to be a separate performance obligation as the promise is separately identifiable as part of the contract and Janssen can benefit from the services with the license that has already been transferred. Janssen has access to the development progress over time and revenue is recognized overtime accordingly (see below).

Under the Janssen Agreement, Janssen is committed to make the following payments:
•Upfront payment: Non-refundable upfront fee for $30 million, due within 10 days after the contract execution date as defined in the contract.;
•Success-based milestones: Success-based development, regulatory and commercial milestones for up to $1.8 billion in the aggregate;
•Royalties: Sales-based royalties.

In addition to the above, the Janssen Agreement includes several additional success-based potential development and regulatory milestone payments:
•up to $650 million, in the aggregate, for five potential new indications that may be developed by Janssen at its sole discretion; and
•up to $220 million, in the aggregate, per indication that may be developed by the Company in alignment with Janssen.

Thus, the consideration for Janssen Agreement consists of fixed and variable parts. As of December 31, 2023, the Company estimated the constrained transaction price for $50 million, which included:
•The $30 million upfront payment, allocated among each performance obligation based on their respective standalone selling prices.
•Regulatory and development milestones payments whose payment depends on the achievement of certain technical or regulatory events, as provided in the contract. Variable considerations are included in the estimated transaction price if and when, it becomes highly probable that the resulting revenue recognized would not have to be reversed in a future period. Subsequently, as of December 31, 2023, the Company was entitled to receive a $20 million milestone with no refund risk.
•Estimated variable considerations for commercial milestones are included in the estimated transaction price only when the cumulative threshold specified in the contract has been reached, starting upon the potential commercialization of the licensed products. Sales-based royalties’ revenue are included in the estimated transaction price at the later of (i) when the subsequent sale occurs or (ii) when the performance obligation has been satisfied. Subsequently, no variable consideration relating to commercial milestones or royalties was included in the estimated transaction price as of December 31, 2024 or as of December 31, 2025.

In order to allocate the estimated transaction price to the performance obligations, the Company determined that :
•Commercial milestones and royalties should be allocated directly to the license grant, in accordance with IFRS 15.85.
•Remaining payments (i.e. upfront payment and R&D milestones related to ongoing Nanobiotix-conducted studies) should be allocated to each performance obligation.

The allocation of the remaining payments to each performance obligation has been performed by determining the stand-alone selling price of the ongoing Nanobiotix-conducted studies on cost plus margin basis and the allocation to the license was determined on the residual method.

Revenue is recognized at a point in time or overtime depending on the allocation to each performance obligation. Revenue is recognized at a point in time for the existing know-how transferred to Janssen and overtime for the percentage completed (input method) of the ongoing Nanobiotix-conducted studies. The Janssen Agreement provides a distinct right-to-use license; therefore under IFRS 15, the fixed part of the consideration is recognized as revenue as soon as the licensee can direct the use and benefit from the license.

Royalties on commercial sales and commercial milestones, if any, will be recognized as revenue when the underlying sales will be made, under the terms and timeframes set out in the agreement. No amount was recognized in either 2024 or 2025.

Amendments to the Janssen Agreement

As of December 31, 2024
The Company announced in May 2024 its intent, aligned with Janssen, to transfer the global sponsorship of the ongoing NANORAY-312 Phase 3 pivotal trial, evaluating JNJ-1900 (NBTXR3) for locally advanced head and neck cancer, to Janssen, in preparation for potential regulatory submission in the event of positive trial results. The parties mutually agreed on the conditions of this transfer and detailed them in agreements signed in the fourth quarter of
2024. Janssen has progressively taken over from the Company the operational execution responsibility of the study, on a country by country basis, starting November 2024, with the objective to complete the transfer of sponsorship soonest. Nanobiotix has continued to support the execution of NANORAY-312 during and after the sponsorship transition.

These agreements aim to transfer rights and obligations of the Company to Janssen at the date of the sponsorship transfer in each country. The impact on the performance obligations are the following:
•License grant: no impact,
•Ongoing Nanobiotix-conducted studies: decrease in the scope of development services that were initially to be provided by the Company to Janssen, as Janssen will take over progressively those activities and direct responsibilities. As at December 31, 2024, the Company still had a funding obligation towards Janssen as the Company remains liable for the overall costs of the clinical study NANORAY-312 further to the Janssen Agreement.
These agreements have been considered and accounted for as a contract modification under IFRS 15, which amends the Janssen Agreement by decreasing significantly the transaction price due to the replacement of the R&D performance obligation by a pure funding obligation for the Company to reimburse Janssen for all the remaining costs of the NANORAY-312 clinical study, slightly offset by a transaction price increasing as the Company has to rebill certain transition R&D activities to Janssen. The net negative impact in the transaction price was accounted for as a cumulative catch-up impact, as the remaining goods or services are not distinct.
Revenue for the year ended December 31, 2024 therefore included a negative one-off impact amounting to €23.4 million, directly due to the contract modification as explained above, leading to a total cumulated negative €19.3 million net revenue impact over the year 2024.
Still in accordance with IFRS 15, the funding obligation towards Janssen resulted in a net refund liability recognition amounting to €35.6 million. See Note 14.4. - Refund liabilities

As of December 31, 2025
In March 2025, Nanobiotix and Janssen executed an amendment to the License Agreement which is transferring almost all of the financial responsibility for NANORAY-312 from Nanobiotix to Janssen, less a small portion of costs that will remain covered by Nanobiotix. Selected and limited future milestone obligations previously owed by Janssen to Nanobiotix were reduced in consideration of this amendment, while facilitating the Company’s path to sustainable cash flow through significant potential milestone payments over the next few years.
Total expected payments under the agreement related to the Janssen Agreement is adjusted from approximately $2.7 billion to approximately $2.6 billion:
•Revisions to potential future milestone payments in the amendment total $105 million while maintaining eligibility to hundreds of millions potential milestone payments related to the first two programs (cisplatin-ineligible head and neck cancer and stage 3 unresectable lung cancer) in the next 2-3 years ,
•Beyond the hundreds of millions of potential milestone payments in the next 2-3 years for the first two programs to the extent JNJ-1900 (NBTXR3) will hit the related milestone events, the remainder of the $2.6 billion is related to medium-to-long-term potential development, regulatory, and sales milestones for the first two programs and potential payments for new indications that may be developed by Janssen, and
•There are no changes to the potential $220 million per new indication that may be developed by the Company, and potential royalties expected from commercial sales of JNJ-1900 (NBTXR3) remain in the low 10s to low 20s. Potential payments for new indications that may be developed by the Company are in addition to the $2.6 billion deal value, next to potential related royalties.
At the end of 2025, Nanobiotix has completed the transfer of the global sponsorship of Phase 3 study evaluating JNJ-1900 (NBTXR3) for patients with locally advanced head and neck cancer who are ineligible for cisplatin (NANORAY-312) in the majority of regions, along with the transfer of full operational control of the Phase 3 study to Janssen. The regulatory transfer process is still ongoing in Philippines and expected to be finalized by third quarter of 2026.
The amendment letter provides that Janssen will ultimately assume nearly all remaining costs for the ongoing pivotal Phase 3 trial through completion, except for a limited portion of costs that will continue to be covered by the Company.
This amendment aimed to improve the Company’s short-term cash runway by:
•reducing its obligation to make payments that were probable in the short term for the ongoing NANORAY-312 Phase 3 pivotal trial development costs; and
•revising potential future milestone payments for a total of $105 million under both the Janssen Agreement and the Asia Licensing Agreement,
This amendment letter has been considered and accounted for as a contract modification under IFRS 15, which modifies the remaining transaction prices of both Janssen Agreement and Asia Licensing Agreement, originally treated as separate contracts for IFRS 15 purposes. As there are price interdependencies between the two effects of the amendment as described above, the contract modification has been applied to both agreements.
The amendment does not change the scope of the initial contracts but the overall impact of the contract modification is a significant increase in the remaining constrained transaction price of the combined agreements (Janssen Agreement and Asia Licensing Agreement) while the constraint continues to apply to milestone payments.
The net positive impact on the constrained transaction price on the Janssen Agreement was recognized as a cumulative catch-up adjustment, as the remaining goods or services under the license agreement are not distinct. As a result, revenues for the year ended December 31, 2025, included a one-time revenue recognition positive impact of €21.8 million, directly attributable to the contract modification as described above.
In accordance with IFRS 15, the funding obligation towards Janssen was reduced. See Note 14.4 – Refund liabilities.
The combined effects of the amendment on the two license agreements resulted also in the allocation of €18.1 million of the constrained transaction price to the Asia Licensing Agreement, which was recognized as the related contract liability since the delivery of the related performance obligation has not yet commenced. See Note 14.3 – Deferred income and Contract liabilities.

Application of IFRS rules to the Asia Licensing Agreement

In May 2021, the Company executed the Asia Licensing Agreement, pursuant to which LianBio received an exclusive right to develop and commercialize JNJ-1900 (NBTXR3) in China and other east Asian countries. Under the Asia Licensing Agreement, the Company remains responsible for the manufacturing of the licensed products. The Company is not required to transfer manufacturing know-how, unless the Company, at any time following a change of control of the Company, fails to provide at least 80% of LianBio's requirements for licensed products in a given calendar year. Pursuant to the Asia Licensing Agreement, the parties will collaborate on the development of JNJ-1900 (NBTXR3) and LianBio would participate in global Phase 3 registrational studies, for several indications, by enrolling patients in China.
The Company received in June 2021 a non-refundable upfront payment of $20 million from LianBio. In addition, the Company may receive up to $205 million in potential additional payments upon the achievement of certain development and sales milestones, as well as tiered, low double-digit royalties based on net sales of JNJ-1900 (NBTXR3) in the licensed territories thereunder. The Company is also entitled to receive payments for development and commercial vials ordered by LianBio and supplied by the Company.
The license to commercialize a product candidate, ongoing transfer of unspecified know-how related to development and commercialization and the supply services (for commercial products) are in the scope of IFRS 15, as they are an output of the Company’s ordinary activities. For IFRS 15 purpose, it was determined that the license is not distinct from the commercial manufacturing services because the customer cannot benefit from the license without the manufacturing services and such services are not available from third party-contract manufacturers. Accordingly, the license and commercial manufacturing services are treated as one single performance obligation which is recognized as manufacturing services are performed. Milestone payments linked to regulatory marketing approvals will be included in the transaction price only when and if the contingency is resolved and will be recognized as revenue when manufacturing services are provided. Sales-based milestone payments will be recognized when the sales thresholds are achieved. Royalties will be recognized when the underlying sales are made by the licensee.
The $20 million upfront payment received from LianBio in June 2021 has been recognized as a Contract Liability and will be recognized as revenue over the term of the arrangement, as manufacturing services (for commercial products) are provided.
The mutualization of development efforts leading to the regulatory marketing approvals are treated as a collaboration arrangement outside of the scope of IFRS 15. If any R&D cost incurred is eligible for partial reimbursement by the licensee, the corresponding recharge is recognized as Other Income. This includes the supply of products necessary to conduct the clinical trials, R&D cost incurred that is eligible for partial reimbursement by the licensee, that are recognized as Other Income. The related income is recognized respectively when the products are delivered to the licensee and when the eligible costs are incurred by LianBio.
Milestone payments linked to regulatory marketing approvals will be included in the transaction price only when and if the contingency is resolved and will be recognized to revenue as manufacturing services are provided. Sales-
based milestone payments will be recognized when the sales thresholds are achieved. Royalties will be recognized when the underlying sales are made by the licensee.
On May 9, 2022, the Company signed the clinical supply agreement with LianBio as defined in the license, development, and commercialization agreement. This agreement provides for the supply by the Company to LianBio of vials of JNJ-1900 (NBTXR3) and Cetuximab products for clinical trial development activities. For the year ended December 31, 2023, the Company billed the delivery of JNJ-1900 (NBTXR3) products and other clinical supplies billed to LianBio amounting to €334.3 thousand, recorded within Other Income as it relates to the non-IFRS 15 components of the agreement (the development collaboration). Subsequent to the novation agreement (see below), the Company billed the delivery of JNJ-1900 (NBTXR3) products and other clinical supplies to Janssen amounting to €237 thousand for the year ended December 31, 2024 in connection with the clinical supply agreement, but stopped the delivery of JNJ-1900 (NBTXR3) and other clinical supplies in 2025.
On June 30, 2023, the Company signed a Global Trial Clinical Agreement (“GTCA”) with LianBio in connection with the Asia Licensing Agreement. As contemplated by the Asia Licensing Agreement, LianBio shall participate in the global registrational Phase 3 trial “HNSCC 312” conducted by Nanobiotix, with regard to NANORAY-312 trials conducted within the licensed territories thereunder. According to the ‘GTCA’, LianBio is responsible for all internal and external costs incurred in connection with the study in the licensee territories as well as all external costs and expenses incurred by or on behalf of the Company for the global study.

In this context, for the year ended December 31, 2023, the Company billed the costs to LianBio for an amount of €1.6 million, recorded within Other Income as it relates to the non-IFRS 15 components of the agreement (the development collaboration). Subsequent to the novation agreement (see below), the Company billed the costs to Janssen amounting to €778 thousand, for the year ended December 31, 2024 in connection with the GTCA. For the year ended December 31, 2025, the costs related to the GTCA was not significant due to the transfer of the global sponsorship of NANORAY-312 study and related financial responsibility.

On December 22, 2023, the Company, LianBio and Janssen executed a novation agreement whereas all the rights and obligations of Asia Licensing Agreement, between the Company and LianBio, as well as other related agreements, were assigned from LianBio to Janssen. Whereas the Company analyzed that the rights and obligations of the original License Agreement were transferred without any alteration or modification, the Company concluded that as a result of the novation agreement, the original contract with LianBio was terminated while a new contract was entered onto with Janssen. As a result, the Company derecognized the original contract liability to LianBio, corresponding to the $20 million upfront payment received in 2021, and recognized a new contract liability to Janssen at its fair value, resulting in a loss of €1.6 million as of December 31, 2023.

The Company determined that the new contract meets the definition of a separate contract, in accordance with IFRS 15.20 and on the other hand does not meet the definition of a contract modification as defined by IFRS 15.18 as the novation agreement resulted from a pre-existing contractual right of LianBio which did not require the approval of the Company. Consequently the contract modification model should not be applied.
The Company determined as, in the LianBio contract, the license and manufacturing services are not distinct and represent a single performance obligation. Consequently, the whole amount of the contract liability should be replaced with the fair value of the contract liability of the new contract (see above) and no amount should be released to revenue.

On March 17, 2025 the Company and Janssen amended of the Global License Agreement As described above, the combined effects of the amendment on the two license agreements resulted in the allocation of €18.1 million of the constrained transaction price to the Asia Licensing Agreement, which was recognized as the related contract liability since the delivery of the related performance obligation has not yet commenced. See Note 14.3 – Deferred income and Contract liabilities.

Grants
Due to its innovative approach to nanomedicine, the Company has received various grants and other assistance from the government of France and French public authorities since its creation. The funds are intended to finance its operations or specific recruitments.

Grants received are recognized by the Company in the financial statements when there is reasonable assurance that the Company will comply with the conditions attached to the subsidies and that the subsidies will be received, independently of cash flows received.

A government grant receivable either as compensation for expenses or losses already incurred or as immediate financial support to the Company with no future related costs is recognized as income in the period in which it becomes receivable.

A grant is recognized in the income statement based on the actual progress of the projects for which it is awarded. More specifically, the grant is recognized as deferred income and reported in the income statement based on project progress, which is assessed by taking into account, firstly, the time spent by employees and, secondly, subcontracting expenses allocated to the projects and covered by the grant.
Research tax credit
The French tax authorities grant a research tax credit (Crédit d’Impôt Recherche, or “CIR”), to companies in order to encourage them to conduct technical and scientific research. Companies demonstrating that they have incurred research expenditures that meet the required criteria (research expenses in France or, since January 1, 2005, other countries in the European Community or the European Economic Area that have signed a tax treaty with France containing an administrative assistance clause) receive a tax credit that can theoretically be compensated with the income tax due on the profits of the financial year during which the expenses have been incurred and the following three years. Any unused portion of the credit is then refunded by the French Treasury. If the Company can be qualified as small and medium-sized enterprises, in France the “PME”, it can request immediate refund of the remaining tax credit, without application of the three-year period).
The Company has received research tax credits since its creation. These amounts are recognized as "Other income" in the fiscal year in which the corresponding charges or expenses were incurred. In case of capitalization of research and development expenses, the portion of research tax credit related to capitalized expenses is deducted from the amount of capitalized expenses on the statements of financial position and from the amortization charges for these expenses on the statements of operations.

Detail of revenues and other income
The following table summarizes the Company’s revenues and other income per category for the years ended December 31, 2025, 2024, and 2023.

	For the year ended December 31,
(in thousands of euros)	2025	2024	2023
Services	22,682	(17,534)	29,750
Other sales	6,961	5,924	308
Total revenues	29,643	(11,609)	30,058
Research tax credit	2,817	3,300	3,939
Subsidies	78	89	229
Other	55	1,029	1,981
Total other income	2,950	4,419	6,150
Total revenues and other income	32,593	(7,191)	36,207
Total Revenues
As of December 31, 2025, the total revenues reached €29.6 million, composed of:
(i) the line ‘Services’ amounting to €22.7 million, mainly includes:
•a one-off positive revenue impact amounting to €21.8 million directly attributable to the contract modification impact occurred during the first half of 2025 that counterbalances the negative revenue impact recognized in fiscal year 2024: the amendments signed during the last quarter of 2024 had significantly reduced the transaction price of the license agreement as the R&D service performance obligation was replaced with a funding obligation for the Company towards Janssen, while the amendment letter executed in March 2025 did not impact the scope of the Company's performance obligations but increased the remaining transaction price of the Global License Agreement with Janssen.
•other ‘Services’ revenue linked to technology transfer and technical assistance recharge to Janssen for €0.9 million.
(ii) €7.0 million of ‘Other Sales’ related to clinical product supplies to Janssen for the year ended December 31, 2025.

As of December 31, 2024, the total revenues reached a negative €11.6 million net amount, which is detailed below:

(i) a negative €17.5 million of net Services Revenue composed of:
•negative €23.4 million impact related to Janssen contract modification, recorded as per IFRS 15. The agreements signed with Janssen during the fourth quarter of 2024 (see Note 4.1 - Global License Agreement with Janssen Pharmaceutica NV), resulted in a contract modification replacing a performance obligation (providing R&D services) by an obligation to refund the NANORAY-312 remaining due study costs to Janssen. Under IFRS standards, the amount that will be refunded to Janssen is in substance a reduction in the scope of work and, concurrently, a material reduction in the transaction price. In the applied revenue recognition model, it is necessary to consider the highly probable considerations and refund at the closing date. This resulted in a negative transaction price that had to be recognized in its entirety as of December 31, 2024, irrespective of the actual percentage of completion of the performance obligation.
•partially offset by Janssen Agreement R&D Revenue recognised overtime for €4.0 million and by Services Revenue linked to technology transfer and technical assistance recharge to Janssen for €1.8 million

(ii) €5.9 million of ‘Other Sales’ related to clinical products supplies to Janssen for the year ended December 31, 2024.

For the year ended December 31, 2023, the €30.1 million of total Revenues mainly includes (i) ‘Services’ revenue linked to the assignment of the license to Janssen and the rendered R&D services in proportion of the completion of the ongoing studies, totaling €29.6 million; (ii) ‘Services’ revenue linked to technology transfer and technical assistance recharge for €0.1 million; (iii) and €0.3 million of ‘Other Sales’ related to product clinical supplies to Janssen.
Research Tax Credit
The research tax credit slightly decreased by €0.5 million, from €3.3 million to €2.8 million between 2024 and 2025, mainly driven by lower tax credit recognized in Nanobiotix Corp for €0.3 million and in Nanobiotix SA for €0.2 million, mainly driven by French regulatory changes effective in 2025, resulting in a decrease of eligible patent related costs and other eligible R&D operating expenses.
The research tax credit decreased from €3.9 million to €3.3 million between 2023 and 2024, mainly due to the exclusion of eligible expenses of a contract research organization related to the 312 study, further to the unavailability of CIR eligibility accreditation.
Subsidies
Subsidies include the Bpifrance Deep Tech Grant received by Curadigm SAS, €78 thousand for the year ended December 31, 2025, €89 thousand for the year ended December 31, 2024 and €229 thousand for the year ended December 31, 2023.
Other
The line item ‘Other’ mainly includes income for clinical supplies products sales and services recharge, in the framework of the clinical supply agreement signed in May 2022 with LianBio and of the GTCA signed in June 2023 with LianBio, down to €0.1 million for the year ended December 31, 2025, as compared to €1.0 million in 2024, and €2.0 million in 2023 (including catch-up impact of 2022), the decrease noted in 2025 being explained further to the transfer of the global sponsorship of NANORAY-312 study to Janssen.